UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K/A
Amendment No. 2
_______________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-21513
_______________
DXP ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040
(Address of principal executive offices)
_________________________

Registrant’s telephone number, including area code:
(713) 996-4700
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Company is filing this Form 8-K/A to amend Item 10.2 of the Initial Form 8-K filed by the Company on August 28, 2008.  This amendment provides the exhibits and schedules that are a part of the Credit Agreement by and among DXP Enterprises, Inc., as Borrower, and Wells Fargo Bank, National Association, as Lead Arranger and Administrative Agent for the Lenders, as Bank, dated as of August 28, 2008.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

10.2
Exhibits and schedules to the Credit Agreement by and among DXP Enterprises, Inc., as Borrower, and Wells Fargo Bank, National Association, as Lead Arranger and Administrative Agent for the Lenders, as Bank, dated as of August 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DXP ENTERPRISES, INC.
(Registrant)
By: /s/MAC McCONNELL
           Mac McConnell
Senior Vice-President/Finance and
Chief Financial Officer

Dated:  September 23, 2009

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between ________________________ (the “Assignor”) and _______________________ (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below  (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

             1.             Assignor:

             2.             Assignee:       _____________________________________
                         [and is an Affiliate/Approved Fund of ____________]

             3.    Borrower(s):    DXP ENTERPRISES, INC., a Texas corporation.

4.	Administrative Agent:
Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated as of August 28, 2008 among Borrower, the Lenders parties thereto, and Administrative Agent.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans1
Revolving Loan Commitment	$_______________	$_______________	_____%
Term Loans	$_______________	$_______________	_____%

Effective Date:   ________________, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

By:
Name:
Title:

ASSIGNEE

By:
Name:
Title:

Consented to and Accepted:

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
as Issuing Bank and as Swingline Lender

By:
Name:
Title:

Consented to:

DXP ENTERPRISES, INC.,
a Texas corporation

By:
Name:
Title:

1 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.           Representations and Warranties.

1.1           Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Loan Party or their respective Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party or their respective Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.           Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.           Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued up to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.           General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be construed in accordance with and governed by the law of the State of Texas.

EXHIBIT B

COMPLIANCE CERTIFICATE

The undersigned hereby certifies that he or she is the __________________ of DXP ENTERPRISES, INC., a Texas corporation (the “Borrower”), and that as such he or she is authorized to execute this certificate on behalf of the Borrower pursuant to the Credit Agreement (the “Agreement”) dated as of August 28, 2008, by and among Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, and the lenders from time to time party thereto; and that a review has been made under his or her supervision with a view to determining whether the Loan Parties have fulfilled all of their respective obligations under the Agreement, the Notes and the other Loan Documents; and further certifies, represents and warrants that to his or her knowledge (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

(a)  The financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate have been prepared in accordance with GAAP consistently followed throughout the period indicated and fairly present in all material respects the financial condition and results of operations of the applicable Persons as at the end of, and for, the period indicated (subject, in the case of quarterly financial statements, to normal changes resulting from year-end adjustments and the absence of certain footnotes).

(b)  No Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, the details thereof and the action taken or proposed to be taken is the following:  [specify details]

(c) In this regard, the compliance with the provisions of Sections 5.13, 6.13 and 6.14 as of the effective date of the financial statements delivered to the Administrative Agent concurrently with this Compliance Certificate is as follows:

(i)	Section 5.13(a) – Fixed Charge Coverage Ratio

Actual                                                     Required
                 to 1.00                                               ______ to 1.00

(ii)	Section 5.13(b) – Leverage Ratio

Actual                                                     Required
to 1.00                                               ______ to 1.00

(iii)	Section 5.13(c) – Asset Coverage Ratio

Actual                                                     Required
to 1.00                                               1.00 to 1.00

(iv)	Section 6.13 – Capital Expenditures

Year to Date Actual                               Permitted

$_______________                                $_______________

(iv)	Section 6.14 – Annual Operating Lease Expense

Current Actual                                         Permitted

$_______________                                  $10,000,000

DATED as of _____________, 20___.

 [SIGNATURE OF AUTHORIZED OFFICER]

EXHIBIT C-1

NOTE
(Revolving Loans)

$_________                                                                                                    Houston, Texas ______________, 20___

FOR VALUE RECEIVED, DXP ENTERPRISES, INC., a Texas corporation (together with permitted successors, herein collectively called “Maker”), promises to pay to the order of __________________________________ (“Payee”), at the office of Wells Fargo Bank, National Association, at 1700 Lincoln Ave., MAC C7300-034, Denver, Colorado 80203, Telecopy No.: 303-863-5533, in immediately available funds and in lawful money of the United States of America, the principal sum of ___________________________ Dollars ($___________) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding at the rate or rates provided in that certain Credit Agreement (as amended, supplemented, restated or replaced from time to time, the “Credit Agreement”) dated as of August 28, 2008 among Maker, certain signatory banks named therein (including the Payee) and Wells Fargo Bank, National Association, as Administrative Agent; provided, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.  Any capitalized term defined in the Credit Agreement which is used in this note and which is not otherwise defined in this note shall have the meaning ascribed to it in the Credit Agreement.

1. Credit Agreement; Advances; Security.  This note has been issued pursuant to the terms of the Credit Agreement, and is one of the Notes referred to in the Credit Agreement.  Advances against this note by Payee or other holder hereof shall be governed by the terms and provisions of the Credit Agreement.  Reference is hereby made to the Credit Agreement for all purposes.  Payee is entitled to the benefits of and security provided for in the Credit Agreement.  The unpaid principal balance of this note at any time shall be the total of all amounts lent or advanced against this note less the amount of all payments or permitted prepayments made on this note and by or for the account of Maker.  All loans and advances and all payments and permitted prepayments made hereon may be endorsed by the holder of this note on a schedule which may be attached hereto (and thereby made a part hereof for all purposes) or otherwise recorded in the holder’s records; provided, that any failure to make notation of (a) any advance shall not cancel, limit or otherwise affect Maker’s obligations or any holder’s rights with respect to that advance, or (b) any payment or permitted prepayment of principal shall not cancel, limit or otherwise affect Maker’s entitlement to credit for that payment as of the date received by the holder.

2. Mandatory Payments of Principal and Interest.

a.	Accrued and unpaid interest on the unpaid principal balance of this note shall be due and payable as provided in the Credit Agreement.
b.	On the Revolving Maturity Date, the entire unpaid principal balance of this note and all accrued and unpaid interest on the unpaid principal balance of this note shall be finally due and payable.
c.
If any payment provided for in this note shall become due on a day other than a Business Day, such payment may be made on the next succeeding Business Day (unless the result of such extension of time would be to extend the date for such payment into another calendar month or beyond the Revolving Maturity Date, and in either such event such payment shall be made on the Business Day immediately preceding the day on which such payment would otherwise have been due), and such extension of time shall in such case be included in the computation of interest on this note.

d.	The Credit Agreement provides for required prepayments of the indebtedness evidenced hereby upon terms and conditions specified therein.

3. Default.  The Credit Agreement provides for the acceleration of the maturity of this note and other rights and remedies upon the occurrence of certain events specified therein.

4. Waivers by Maker and Others.  Except to the extent, if any, that notice of default is expressly required herein or in any of the other Loan Documents, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive, to the extent permitted by applicable law, notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them.  Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or to maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

5. Paragraph Headings.  Paragraph headings appearing in this note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this note.

6. Choice of Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

7. Successors and Assigns.  This note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and permitted assigns of Maker and Payee.  This note may not be assigned except in accordance with the terms of the Credit Agreement.

8. Records of Payments.  The records of Payee shall be prima facie evidence of the amounts owing on this note.

9. Severability.  If any provision of this note is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this note shall not be affected thereby, and this note shall be liberally construed so as to carry out the intent of the parties to it.

10. Revolving Loan.  Subject to the terms and provisions of the Credit Agreement, Maker may use all or any part of the credit provided to be evidenced by this note at any time before the Revolving Maturity Date.  Maker may borrow, repay and reborrow hereunder, and except as set forth in the Credit Agreement there is no limitation on the number of advances made hereunder.

11. Business Loans.  Maker warrants and represents to Payee and all other holders of this note that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in the Texas Finance Code.

DXP ENTERPRISES, INC.,

a Texas corporation

By:

 Name:

Title:

EXHIBIT C-2

NOTE
(Swingline Loans)

$10,000,000                                                                                                     Houston, Texas _____________, 20___

FOR VALUE RECEIVED, DXP ENTERPRISES, INC., a Texas corporation (together with permitted successors, herein collectively called “Maker”), promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Payee”), at the office of Wells Fargo Bank, National Association at 1700 Lincoln Ave., MAC C7300-034, Denver, Colorado 80203, Telecopy No.: 303-863-5533, in immediately available funds and in lawful money of the United States of America, the principal sum of Ten Million Dollars ($10,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding at the rate or rates provided in that certain Credit Agreement (as amended, supplemented, restated or replaced from time to time, the “Credit Agreement”) dated as of August 28, 2008 among Maker, certain signatory banks named therein (including the Payee) and Wells Fargo Bank, National Association, as Administrative Agent; provided, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.  Any capitalized term defined in the Credit Agreement which is used in this note and which is not otherwise defined in this note shall have the meaning ascribed to it in the Credit Agreement.

1. Credit Agreement; Advances; Security.  This note has been issued pursuant to the terms of the Credit Agreement, and is one of the Notes referred to in the Credit Agreement.  Advances against this note by Payee or other holder hereof shall be governed by the terms and provisions of the Credit Agreement.  Reference is hereby made to the Credit Agreement for all purposes.  Payee is entitled to the benefits of and security provided for in the Credit Agreement.  The unpaid principal balance of this note at any time shall be the total of all amounts lent or advanced against this note less the amount of all payments or permitted prepayments made on this note and by or for the account of Maker.  All loans and advances and all payments and permitted prepayments made hereon may be endorsed by the holder of this note on a schedule which may be attached hereto (and thereby made a part hereof for all purposes) or otherwise recorded in the holder’s records; provided, that any failure to make notation of (a) any advance shall not cancel, limit or otherwise affect Maker’s obligations or any holder’s rights with respect to that advance, or (b) any payment or permitted prepayment of principal shall not cancel, limit or otherwise affect Maker’s entitlement to credit for that payment as of the date received by the holder.

2.	Mandatory Payments of Principal and Interest.

a.Accrued and unpaid interest on the unpaid principal balance of this note shall be due and payable as provided in the Credit Agreement.

b.   On the Revolving Maturity Date, the entire unpaid principal balance of this note and all accrued and unpaid interest on the unpaid principal balance of this note shall be finally due and payable.

c.   If any payment provided for in this note shall become due on a day other than a Business Day, such payment may be made on the next succeeding Business Day (unless the result of such extension of time would be to extend the date for such payment into another calendar month or beyond the Revolving Maturity Date, and in either such event such payment shall be made on the Business Day immediately preceding the day on which such payment would otherwise have been due), and such extension of time shall in such case be included in the computation of interest on this note.

d.   The Credit Agreement provides for required prepayments of the indebtedness evidenced hereby upon terms and conditions specified therein.

3. Default.  The Credit Agreement provides for the acceleration of the maturity of this note and other rights and remedies upon the occurrence of certain events specified therein.

4. Waivers by Maker and Others.  Except to the extent, if any, that notice of default is expressly required herein or in any of the other Loan Documents, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive, to the extent permitted by applicable law, notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them.  Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or to maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

5. Paragraph Headings.  Paragraph headings appearing in this note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this note.

6. Choice of Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

7. Successors and Assigns.  This note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and permitted assigns of Maker and Payee.  This note may not be assigned except in accordance with the terms of the Credit Agreement.

8. Records of Payments.  The records of Payee shall be prima facie evidence of the amounts owing on this note.

9. Severability.  If any provision of this note is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this note shall not be affected thereby, and this note shall be liberally construed so as to carry out the intent of the parties to it.

10. Revolving Loan.  Subject to the terms and provisions of the Credit Agreement, Maker may use all or any part of the credit provided to be evidenced by this note at any time before the Revolving Maturity Date.  Maker may borrow, repay and reborrow hereunder, and except as set forth in the Credit Agreement there is no limitation on the number of advances made hereunder.

11. Business Loans.  Maker warrants and represents to Payee and all other holders of this note that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in the Texas Finance Code.

DXP ENTERPRISES, INC.,

a Texas corporation

By:

Name:

Title:

EXHIBIT C-3

NOTE
(Term Loans)

$_________                                                                                                    Houston, Texas ______________, 20___

FOR VALUE RECEIVED, DXP ENTERPRISES, INC., a Texas corporation (together with permitted successors, herein collectively called “Maker”), promises to pay to the order of __________________________________ (“Payee”), at the office of Wells Fargo Bank, National Association, at 1700 Lincoln Ave., MAC C7300-034, Denver, Colorado 80203, Telecopy No.: 303-863-5533, in immediately available funds and in lawful money of the United States of America, the principal sum of ___________________________ Dollars ($___________) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding at the rate or rates provided in that certain Credit Agreement (as amended, supplemented, restated or replaced from time to time, the “Credit Agreement”) dated as of August 28, 2008 among Maker, certain signatory banks named therein (including the Payee) and Wells Fargo Bank, National Association, as Administrative Agent; provided, that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to the holder of this note for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.  Any capitalized term defined in the Credit Agreement which is used in this note and which is not otherwise defined in this note shall have the meaning ascribed to it in the Credit Agreement.

1. Credit Agreement; Advances; Security.  This note has been issued pursuant to the terms of the Credit Agreement, and is one of the Notes referred to in the Credit Agreement.  Advances against this note by Payee or other holder hereof shall be governed by the terms and provisions of the Credit Agreement.  Reference is hereby made to the Credit Agreement for all purposes.  Payee is entitled to the benefits of and security provided for in the Credit Agreement.  The unpaid principal balance of this note at any time shall be the total of all amounts lent or advanced against this note less the amount of all payments or permitted prepayments made on this note and by or for the account of Maker.  All loans and advances and all payments and permitted prepayments made hereon may be endorsed by the holder of this note on a schedule which may be attached hereto (and thereby made a part hereof for all purposes) or otherwise recorded in the holder’s records; provided, that any failure to make notation of (a) any advance shall not cancel, limit or otherwise affect Maker’s obligations or any holder’s rights with respect to that advance, or (b) any payment or permitted prepayment of principal shall not cancel, limit or otherwise affect Maker’s entitlement to credit for that payment as of the date received by the holder.

2.	Mandatory Payments of Principal and Interest.

a.	Accrued and unpaid interest on the unpaid principal balance of this note shall be due and payable as provided in the Credit Agreement.

b.
Section 2.09(a) of the Credit Agreement provides for periodic installments of principal which shall be due and payable on this note.  On the Term Loan Maturity Date, the entire unpaid principal balance of this note and all accrued and unpaid interest on the unpaid principal balance of this note shall be finally due and payable.

c.
If any payment provided for in this note shall become due on a day other than a Business Day, such payment may be made on the next succeeding Business Day (unless the result of such extension of time would be to extend the date for such payment into another calendar month or beyond the Term Loan Maturity Date, and in either such event such payment shall be made on the Business Day immediately preceding the day on which such payment would otherwise have been due), and such extension of time shall in such case be included in the computation of interest on this note.

d.	The Credit Agreement provides for required prepayments of the indebtedness evidenced hereby upon terms and conditions specified therein.

3. Default.  The Credit Agreement provides for the acceleration of the maturity of this note and other rights and remedies upon the occurrence of certain events specified therein.

4. Waivers by Maker and Others.  Except to the extent, if any, that notice of default is expressly required herein or in any of the other Loan Documents, Maker and any and all co-makers, endorsers, guarantors and sureties severally waive, to the extent permitted by applicable law, notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them.  Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or to maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

5. Paragraph Headings.  Paragraph headings appearing in this note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this note.

6. Choice of Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT.

7. Successors and Assigns.  This note and all the covenants and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, successors and permitted assigns of Maker and Payee.  This note may not be assigned except in accordance with the terms of the Credit Agreement.

8. Records of Payments.  The records of Payee shall be prima facie evidence of the amounts owing on this note.

9. Severability.  If any provision of this note is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this note shall not be affected thereby, and this note shall be liberally construed so as to carry out the intent of the parties to it.

10. Business Loans.  Maker warrants and represents to Payee and all other holders of this note that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in the Texas Finance Code.

DXP ENTERPRISES, INC.,

a Texas corporation

By:

Name:

Title:

SCHEDULE 2.01

Lender	Term Loan Commitments	Revolving Commitments

Wells Fargo Bank, National Association	$18,750,000	$56,250,000
Bank of America, N.A.	$9,500,000	$28,500,000
U.S. Bank National Association	$7,250,000	$21,750,000
Wachovia Bank, National Association	$7,250,000	$21,750,000
Compass Bank	$7,250,000	$21,750,000

SCHEDULE 3.12

SUBSIDIARIES OF DXP ENTERPRISES, INC.

Name of Entity	Jurisdiction of Formation/ Type of Entity	Ownership (% and Holder(s))
DXP Acquisition, Inc.	Nevada corporation	100% - DXP Enterprises, Inc.
DXP Holdings, Inc.	Texas corporation	100% - DXP Enterprises, Inc.
I.N.T. Precision Industries of Canada, Ltd.	Canada corporation	100% - Precision Industries, Inc.
Pelican State Supply Company, Inc.	Nevada corporation	100% - DXP Enterprises, Inc.
PMI Investment, LLC	Delaware limited liability company	100% - DXP Enterprises, Inc.
PMI Operating Company, Ltd.	Texas limited partnership	1% - Pump-PMI, LLC (as General Partner) 99% - PMI Investment, LLC (as Limited Partner)
Precision Industries de Mexico, S. de R.L. de C.V.	Mexico partnership	99.96% - Precision Industries, Inc. 0.04% - DXP Enterprises, Inc.
Precision Industries, Inc.	Nebraska corporation	100% - DXP Enterprises, Inc.
Pump-PMI, LLC	Texas limited liability company	100% - DXP Enterprises, Inc.
R.A. Mueller, Inc.	Ohio corporation	100% - DXP Enterprises, Inc.
SEPCO Industries, Inc.	Texas corporation	100% - DXP Enterprises, Inc.
Vertex Corporate Holdings, Inc.	Delaware corporation	100% - DXP Enterprises, Inc.
Pawtucket Holdings, Inc.	Delaware corporation	100% - Vertex Corporate Holdings, Inc.
PFI, LLC	Rhode Island limited liability company	100% - Pawtucket Holdings, Inc.

SCHEDULE 6.01

EXISTING INDEBTEDNESS OF THE LOAN PARTIES
Obligor (Loan Party)	Obligee	Date	Original Principal Amount	Description
DXP Enterprises, Inc.	King, Horn, Driver	December, 2002	2,500,000.00	Real Estate Loan
DXP Enterprises, Inc.	Larock	December, 2005	3,162,129.00	Seller Loan
DXP Enterprises, Inc.	Strader	December, 2005	205,381.00	Stockholder Loan
DXP Enterprises, Inc.	Adkins	December, 2005	51,093.00	Stockholder Loan
DXP Enterprises, Inc.	Delaney	December, 2005	211,444.00	Stockholder Loan
DXP Enterprises, Inc.	Pevehouse	June, 2006	1,166,666.00	Seller Loan
DXP Enterprises, Inc.	Goebel	June, 2006	1,166,667.00	Seller Loan
DXP Enterprises, Inc.	Roemisch	June, 2006	1,166,667.00	Seller Loan
DXP Enterprises, Inc.	GMAC	June, 2006	15,495.00	Auto Loan
DXP Enterprises, Inc.	Citizens Federal Credit Union	June, 2006	21,014.00	Auto Loan
DXP Enterprises, Inc.	Citizens Federal Credit Union	June, 2006	21,014.00	Auto Loan
DXP Enterprises, Inc.	GMAC	June, 2006	38,458.00	Auto Loan
DXP Enterprises, Inc.	GMAC	November, 2006	25,997.53	Auto Loan
DXP Enterprises, Inc.	GMAC	November, 2006	13,109.09	Auto Loan
DXP Enterprises, Inc.	GMAC	November, 2006	17,760.54	Auto Loan
DXP Enterprises, Inc.	GMAC	November, 2006	17,760.54	Auto Loan
DXP Enterprises, Inc.	GMAC	November, 2006	20,900.34	Auto Loan
DXP Enterprises, Inc.	GMAC	November, 2006	17,760.97	Auto Loan
DXP Enterprises, Inc.	GMAC	May, 2007	48,457.50	Auto Loan
DXP Enterprises, Inc.	Ford	May, 2007	15,499.50	Auto Loan
DXP Enterprises, Inc.	Hibernia	May, 2007	14,269.77	Auto Loan
DXP Enterprises, Inc.	FMC 2409	October, 2007	28,758.00	Auto Loan
DXP Enterprises, Inc.	FMC 2410	October, 2007	12,286.00	Auto Loan
DXP Enterprises, Inc.	GMAC 0318	October, 2007	17,934.00	Auto Loan
DXP Enterprises, Inc.	GMAC 2655	October, 2007	14,552.00	Auto Loan
DXP Enterprises, Inc.	GMAC 2966	October, 2007	21,353.00	Auto Loan
DXP Enterprises, Inc.	GMAC 4208	October, 2007	17,079.00	Auto Loan
DXP Enterprises, Inc.	GMAC 4644	October, 2007	27,465.00	Auto Loan
DXP Enterprises, Inc.	GMAC 4666	October, 2007	21,613.00	Auto Loan
DXP Enterprises, Inc.	GMAC 5444	October, 2007	17,665.00	Auto Loan
DXP Enterprises, Inc.	GMAC 5534	October, 2007	22,783.00	Auto Loan
DXP Enterprises, Inc.	GMAC 5681	October, 2007	9,712.00	Auto Loan
DXP Enterprises, Inc.	GMAC 8079	October, 2007	47,411.00	Auto Loan
DXP Enterprises, Inc.	CAT FINANCIAL 2660	October, 2007	35,122.00	Auto Loan
DXP Enterprises, Inc.	GMAC #33474832510	February, 2008	13,969.00	Auto Loan
DXP Enterprises, Inc.	EDWARD J RUIT	February, 2008	150,000.00	Seller Loan
DXP Enterprises, Inc.	DENNIS HINCHLEY	February, 2008	150,000.00	Seller Loan
DXP Enterprises, Inc.	ROCKY MTN SUPPLY	February, 2008	400,000.00	Seller Loan

DXP Enterprises, Inc. has entered into an Unconditional Continuing Guaranty, dated on or about September 10, 2007, in favor of Do It Best Corporation, in respect of the obligations of Precision Industries, Inc. to Do It Best Corp. arising from certain purchasing cooperative transactions.

SCHEDULE 6.02

EXISTING LIENS

Debtor/ Obligor	Secured Party/ Obligee	Jurisdiction	File Date	File Number	Description / comments
DXP Enterprises, Inc.	Cisco Systems Capital Corporation	Texas – Secretary of State	10/12/2006	06-0033929143	Equipment lease
DXP Enterprises, Inc.	Ford Motor Credit Co.	Texas – Secretary of State	12/27/2002	03-0012181329	Equipment
DXP Enterprises, Inc.	Ford Motor Credit Co.	Texas – Secretary of State	5/15/2003	03-0027955293	Equipment
DXP Enterprises, Inc.	Ford Motor Credit Co.	Texas – Secretary of State	6/29/2004	04-0073133687	Equipment lease
DXP Enterprises, Inc.	Gelco Corporation d/b/a/ GE Fleet Services	Texas – Secretary of State	12/15/2006	06-0040751497	Equipment lease
DXP Enterprises, Inc.	Gelco Corporation d/b/a GE Fleet Services	Texas – Secretary of State	1/3/2007	07-0000286780	Equipment lease
DXP Enterprises, Inc.	Gelco Corporation d/b/a GE Fleet Services	Texas – Secretary of State	7/24/2007	07-0024847325	Equipment lease
DXP Enterprises, Inc.	IBM Credit, LLC	Texas – Secretary of State	3/20/2003	03-0021344067	Equipment lease
DXP Enterprises, Inc.	IBM Credit LLC	Texas – Secretary of State	1/4/2007	07-0000338021	Equipment lease
DXP Enterprises, Inc.	IBM Credit LLC	Texas – Secretary of State	5/18/2007	07-0016913552	Equipment lease
DXP Enterprises, Inc.	ITT Flygt Corporation	Texas – Secretary of State	9/12/2002	03-0001176836	Consigned goods: Standard Configuration Pumps (Consigned Stock).
DXP Enterprises, Inc.	John Cotham, Sr. and Jerry Roberson	Texas – Secretary of State	11/1/2006	06-0036161205	All inventory located at 5350 Galveston Road, Houston, Texas 77234
DXP Enterprises, Inc.	Kansas City Life Ins. Company	Harris County, Texas	12/5/2002	W268904	Personal property and fixtures -- 2.793 acres of land of Reserve “I,” Block 9 of Northwest Crossing Section 2 and lying in the Joseph Bays Survey, Abstract No. 127, Harris County, Texas
DXP Enterprises, Inc.	Kansas City Life Insurance Company	Texas – Secretary of State	12/11/2002	03-0010659993	Personal property and -- 2.793 acres of land of Reserve “I,” Block 9 of Northwest Crossing Section 2 and lying in the Joseph Bays Survey, Abstract No. 127, Harris County, Texas
DXP Enterprises, Inc.	Oce Financial Services, Inc. / Oce North America, Inc.	Texas – Secretary of State	8/31/2004 11/2/2004 (Amendment)	04-0080255094 04-00871119 (Amendment)	Equipment lease Amended to restate collateral description
DXP Enterprises, Inc.	Southwestern Bell Telephone Company	Texas – Secretary of State	7/23/1999 2/17/2004 (Continuation) 5/17/2004 (Continuation)	99-00152475 04-00577013 (Continuation) 04-00683007 (Continuation)	Equipment purchased in a financing transaction.
DXP Enterprises, Inc.	Sulzer Metco (US) Inc.	Texas – Secretary of State	1/6/2005	05-000048768
Master Consignment Contract, dated September 21, 2004: (1) Metco 204NS Powder (26,000 annual quantity, stock # 100059f); (2) Diamalloy 4700 Powder (2,000 annual quantity, stock # 1001609); and (3) Amdry 995C Powder (3,300 annual quantity, stock # 1001061)

Precision Industries, Inc.	FANUC Robotics America, Inc.	Nebraska	2/16/2007	9907496408-3	Purchase money security interest protective filing
Precision Industries, Inc.	General Electric Capital Corporation	Nebraska	6/15/2005	9905399389-9	Equipment lease filing*
Precision Industries, Inc.	IOS Capital	Nebraska	1/12/2005	9905371761-7	Equipment lease filing
Precision Industries, Inc.	Keycorp Leasing, Ltd.	Nebraska	5/22/1995	9995657645	Equipment lease filing*
Precision Industries, Inc.	Mellon US Leasing, a Division of Mellon Leasing	Nebraska	6/17/1998	9998773347	Equipment lease filing*
Precision Industries, Inc.	NMHG Financial Services, Inc.	Nebraska	3/14/2006	9806285076-9	Equipment lease filing
Precision Industries, Inc.	NMHG Financial Services, Inc.	Nebraska	9/9/2002	9902234718-4	Equipment lease filing
Precision Industries, Inc.	Raymond Leasing Corp.	Texas	10/5/2004	04-0084214417	Equipment lease filing
Precision Industries, Inc.	Wells Fargo Equipment Finance, Inc.	Nebraska	10/14/2004	9904354900-0	Equipment lease filing*
R.A. Mueller, Inc.	CIT Venture Leasing Fund LLC	Ohio – Secretary of State	11/15/2002	OH00056697819
R.A. Mueller, Inc.	Firstar Bank, N.A.	Ohio – Secretary of State	7/7/2004	20041890058
R.A. Mueller, Inc.	Goulds Pumps, Inc.	Ohio – Secretary of State	3/17/1988 2/3/1993 (Continuation) 11/22/1997 (Continuation) (Continuation)	AA02826 2039307101 (Continuation) 19973280103 (Continuation) 20023160162 (Continuation)
R.A. Mueller, Inc.	U.S. Bank National Association	Ohio – Secretary of State	9/23/2002 3/29/2007 (Continuation)	OH00054503181 20070880592
R.A. Mueller, Inc.	U.S. Bank National Association	Ohio – Secretary of State	7/7/2004	OH00079054056
*           Obligation paid.  Release sought in connection with 2007 closing.

SCHEDULE 6.04
EXISTING INVESTMENTS OF ANY LOAN PARTY

1.	DXP Enterprises, Inc. holds a 50% interest in Global Pump Service and Supply, LLC, a Texas limited liability company (doing business as Certified Equipment Services or CES).

2.	Precision Industries, Inc. owns 20 common shares and 1,110 preferred shares in Do It Best Corp., an Indiana corporation.

3.	Precision Industries, Inc. owns 5,500 common shares in Mining & Allied Supplies, Plc.

4.	Precision Industries, Inc. owns one share in United Pride, Inc.